EXHIBIT 32
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                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quartlerly Report of Paid, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in their respective capacities as capacity as President and CEO of the Company and as CFO of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gregory Rotman

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Gregory Rotman
President and CEO
May 12, 2008

/s/ Richard Rotman

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Richard Rotman
Chief Financial Officer
May 12, 2008